Exhibit 99.1

Statement Under Oath of Principal Executive Officer and
Principal Financial Officer Regarding Facts and Circumstances Relating to
Exchange Act Filings

I, D. N. Farr, state and attest that:

(1)     To the best of my knowledge, based upon a review of the covered reports of Emerson Electric Co., and, except as corrected or supplemented in a subsequent covered report:

  no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

  no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)      I have reviewed the contents of this statement with the Company’s audit committee.

(3)      In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

  Annual Report on Form 10-K filed with the Commission on or about December 21, 2001 of Emerson Electric Co.;

  all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Emerson Electric Co. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

  any amendments to any of the foregoing.

s/David N. Farr	Subscribed and sworn to
D. N. Farr,	before me this 7th day of
Chief Executive Officer	August 2002
(Principal Executive Officer) Emerson Electric Co.
Date: August 7, 2002	s/H.M. Smith
Notary Public

My Commisson Expires:

HARLEY M. SMITH Notary Public - Notary Seal STATE OF MISSOURI St. Louis County My Commission Expires: April 7, 2005

Statement Under Oath of Principal Executive Officer and
Principal Financial Officer Regarding Facts and Circumstances Relating to
Exchange Act Filings

I, W. J. Galvin, state and attest that:

(1)     To the best of my knowledge, based upon a review of the covered reports of Emerson Electric Co., and, except as corrected or supplemented in a subsequent covered report:

  no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

  no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)      I have reviewed the contents of this statement with the Company’s audit committee.

(3)      In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

  Annual Report on Form 10-K filed with the Commission on or about December 21, 2001 of Emerson Electric Co.;

  all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Emerson Electric Co. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

  any amendments to any of the foregoing.

s/W. J. Galvin	Subscribed and sworn to
W. J. Galvin,	before me this 7th day of
Executive Vice President and	August 2002
Chief Financial Officer
(Principal Executive Officer) Emerson Electric Co.	s/H.M. Smith
Date: August 7, 2002	Notary Public

My Commisson Expires:

HARLEY M. SMITH Notary Public - Notary Seal STATE OF MISSOURI St. Louis County My Commission Expires: April 7, 2005